UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 7, 2012

THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	1-14260	65-0043078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Suite 700, Boca Raton, Florida		33487
(Address of Principal Executive Offices)		(Zip Code)

(561) 893-0101

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition.

On August 7, 2012, The GEO Group, Inc. (“GEO”) issued a press release (the “Earnings Press Release”) announcing its financial results for the fiscal quarter and six months ended July 1, 2012, updating its financial guidance for full year 2012, announcing its third and fourth quarter 2012 financial guidance and announcing its increase in quarterly cash dividends beginning with the first quarterly dividend in September 2012, a copy of which is furnished hereto as Exhibit 99.1. GEO also held a conference call on August 8, 2012 to discuss these matters, a transcript of which is furnished hereto as Exhibit 99.2.

In the Earnings Press Release, GEO provided Pro Forma Income from Continuing Operations, Adjusted EBITDA and Adjusted Funds from Operations for the fiscal quarter and six months ended July 1, 2012 and the comparable prior-year periods that were not calculated in accordance with Generally Accepted Accounting Principles (the “Non-GAAP Information”) and are presented as supplemental disclosures. Generally, for purposes of Regulation G under the Securities Exchange Act of 1934, Non-GAAP Information is any numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The Earnings Press Release presents the financial measure calculated and presented in accordance with GAAP, which is the most directly comparable to the Non-GAAP Information, with a prominence equal to or greater than its presentation of the Non-GAAP Information. The Earnings Press Release also contains a reconciliation of the Non-GAAP Information to the financial measure calculated and presented in accordance with GAAP which is the most directly comparable to the Non-GAAP Information.

Pro Forma Income from Continuing Operations is defined as income from continuing operations adjusted for net income/loss attributable to non-controlling interests, start-up/transition expenses, net of tax, international bid and proposal expenses, net of tax, and M&A-related expenses, net of tax. GEO believes that Pro Forma Income from Continuing Operations is useful to investors as it provides information about the performance of GEO’s overall business because such measure eliminates the effects of certain unusual or non-recurring charges that are not directly attributable to GEO’s underlying operating performance, it provides disclosure on the same basis as that used by GEO’s management and it provides consistency in GEO’s financial reporting and therefore continuity to investors for comparability purposes. GEO’s management uses Pro Forma Income from Continuing Operations to monitor and evaluate its operating performance and to facilitate internal and external comparisons of the historical operating performance of GEO and its business units.

Adjusted EBITDA is defined as income from continuing operations before net interest expense, income tax provision, depreciation and amortization, and tax provision on equity in earnings of affiliate, adjusted for net income/loss attributable to non-controlling interests, stock-based compensation expenses, pre-tax, start-up/transition expenses, pre-tax, international bid and proposal expenses, pre-tax, and M&A-related expenses, pre-tax. GEO believes that Adjusted EBITDA is useful to investors as it provides information about the performance of GEO’s overall business because such measure eliminates the effects of certain unusual or non-recurring charges that are not directly attributable to GEO’s underlying operating performance, it provides disclosure on the same basis as that used by GEO’s management and it provides consistency in GEO’s financial reporting and therefore continuity to investors for comparability purposes. GEO’s management uses Adjusted EBITDA to monitor and evaluate its operating performance and to facilitate internal and external comparisons of the historical operating performance of GEO and its business units.

Adjusted Funds From Operations is defined as income from continuing operations excluding depreciation and amortization, income tax provision, income taxes refunded/paid, stock-based compensation expenses, maintenance capital expenditures, equity in earnings of affiliates, net of income tax, tax provision on equity in earnings of affiliate, amortization of debt costs and other non-cash interest, net income/loss attributable to non-controlling interests, start-up/transition expenses, M&A-related expenses, and international bid and proposal expenses. GEO believes that Adjusted Funds From Operations is useful to investors as it provides information regarding cash that GEO’s operating business generates before taking into account certain cash and non-cash items that are non-operational or infrequent in nature, it provides disclosure on the same basis as that used by GEO’s management and it provides consistency in GEO’s financial reporting and therefore continuity to investors for comparability purposes. GEO’s management uses Adjusted Funds From Operations to monitor and evaluate its operating performance and to facilitate internal and external comparisons of the historical operating performance of GEO and its business units.

The Earnings Press Release contains reconciliation tables for Pro Forma Income from Continuing Operations, Adjusted EBITDA and Adjusted Funds From Operations.

The Non-GAAP Information should be considered in addition to results that are prepared under current accounting standards but should not be considered a substitute for, or superior to, financial information prepared in accordance with GAAP. The Non-GAAP Information may differ from similarly titled measures presented by other companies. The Non-GAAP Information, as well as other information in the Earnings Press Release, should be read in conjunction with GEO’s financial statements filed with the Securities and Exchange Commission. The information set forth in Item 2.02 in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in Item 2.02 in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Section 8 – Other Events

Item 8.01	Other Events.

Quarterly Cash Dividend

On August 7, 2012, GEO issued a press release (the “Dividend Press Release”) announcing that its Board of Directors declared a quarterly cash dividend of $0.20 per share which will be paid on September 7, 2012 to shareholders of record as of the close of business on August 21, 2012. A copy of the Dividend Press Release is attached as Exhibit 99.3.

Update on Potential REIT Conversion

On August 8, 2012, GEO issued a press release (the “REIT Press Release”) announcing an update to its ongoing evaluation of a potential conversion of GEO into a real estate investment trust, or REIT. GEO announced that it has engaged legal and financial advisors to assist with the comprehensive review of the REIT conversion process and submitted a request to the United States Internal Revenue Service for a private letter ruling in order to better inform GEO’s Board of Directors as to the potential advantages and disadvantages of a REIT conversion and to determine whether GEO would qualify to convert to a REIT. Once GEO and its advisors complete the comprehensive analysis being performed regarding a potential REIT conversion, GEO’s Board of Directors will be adequately informed and in a position to determine whether to move forward with a REIT conversion. A copy of the REIT Press Release is attached as Exhibit 99.4.

Safe-Harbor Statement

This Form 8-K contains forward-looking statements regarding future events and future performance of GEO that involve risks and uncertainties that could materially affect actual results, including statements regarding financial guidance, GEO’s expectation to declare quarterly cash dividends and the timing and amount of such dividends, the possibility and timing of a potential REIT conversion for GEO, and our expectations regarding the acquisition of MCF, including the amendment of our senior credit facility, the redemption of the MCF bonds, the impact of the transaction, and our estimates regarding the timing of when the acquisition of 100% of the partnership interests in MCF will be accretive. Factors that could cause actual results to vary from current expectations and forward-looking statements contained in this Form 8-K include, but are not limited to those factors contained in GEO’s Securities and Exchange Commission filings, including the Form 10-K, 10-Q and 8-K reports.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 7, 2012, announcing GEO’s financial results for the fiscal quarter and six months ended July 1, 2012.

99.2	Transcript of Conference Call discussing GEO’s financial results for the fiscal quarter ended and six months ended July 1, 2012.

99.3	Press Release, dated August 7, 2012, announcing GEO’s declaration of a quarterly cash dividend.

99.4	Press Release, dated August 8, 2012, announcing GEO’s update to a potential REIT conversion.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.

August 13, 2012	By:	/s/ Brian R. Evans
Date		Brian R. Evans
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 7, 2012, announcing GEO’s financial results for the fiscal quarter and six months ended July 1, 2012.

99.2	Transcript of Conference Call discussing GEO’s financial results for the fiscal quarter ended and six months ended July 1, 2012.

99.3	Press Release, dated August 7, 2012, announcing GEO’s declaration of a quarterly cash dividend.

99.4	Press Release, dated August 8, 2012, announcing GEO’s update to a potential REIT conversion.